                                  THE UBS FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 28, 2005

                                 March 20, 2006

Dear Investor,

The  following  replaces  the first  full  paragraph  on the front  cover of the
Prospectus of The UBS Funds dated October 28, 2005:

     This  prospectus  offers  Class A,  Class B,  Class C and Class Y shares in fifteen of the sixteen Funds listed above. For the UBS Absolute Return Bond
     Fund, this prospectus offers Class A, Class C and Class Y shares only. Each class has different sales charges and ongoing expenses.  You can choose the class  that is best for you  based on how much you plan to  invest  and how long you plan to hold your Fund shares.  Class Y shares are available  only to certain types of investors.  The following  Funds have not yet commenced operations  and,  therefore,  are  currently  not  offered  for  sale to or available for purchase by shareholders: UBS U.S. Small Cap Equity Fund, UBS
     U.S.  Real Estate  Equity  Fund,  UBS  Emerging  Markets  Debt Fund and UBS
     Emerging Markets Equity Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT  INFORMATION  WITH YOUR PROSPECTUS DATED
OCTOBER 28, 2005.

                                                                  Item No. ZS278